UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2024

Date of reporting period: October 31, 2024

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund III

Ninety One Global Franchise Fund

I Shares - ZGFIX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about I Shares of the Ninety One Global Franchise Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.americanbeaconfunds.com/mutual_funds/NinetyOneGlobal.aspx. You can also request this information by contacting us at 800-658-5811.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Ninety One Global Franchise Fund, I Shares	$93	0.85%

How did the Fund perform in the last year?

Review and outlook: As we approach the closing stretch of 2024, risk-on sentiment has continued to dominate markets. However, with an increasingly uncertain outlook, a market that remains very concentrated, and valuations appearing stretched, we believe a diversified portfolio of quality companies with proven earnings resilience is as important and relevant now as it has ever been. Our holdings are performing well from an earnings and free cash flow perspective, and it is this that drives long-term share price performance.

Performance summary: The Ninety One Global Franchise Fund I Share returned +2.97% over the quarter, lagging the MSCI ACWI, which returned +6.61%, in US dollar terms. Stock selection in IT and communication services detracted at the sector level, offset in part by a lack of exposure to energy and a combination of positioning and stock selection in financials. Lithography equipment maker ASML (5.6%) was a relative detractor amid broader relative weakness for technology stocks. In addition, there were geopolitical rumblings that the US and Netherlands are looking to further restrict China’s access to Western capital equipment. Clinical research company ICON (3.8%) delivered mixed Q2 results, with the revenue guidance midpoint reduced, but the company is operating well, with net new bookings up for the quarter y-o-y. Software company Intuit (4.2%) slipped back, masking a strong fiscal Q4 performance, particularly from QuickBooks. Samsung Electronics (1.5%) drifted lower given weaker sentiment to the broader IT space over the quarter. The company’s results at the end of July were solid with strong growth in memory sales. Microsoft (6.7%) slipped back, on little specific news. At the end of July, Microsoft delivered a decent fiscal Q4 with all the key variables moving in the right direction. More positively, tobacco producer Philip Morris International (5.1%) contributed after raising its forecast for annual profit growth on higher demand for its Zyn nicotine pouches. Cybersecurity company Check Point Software (3.2%) rose after delivering a robust quarter in which billings rose +10% on the prior year, revenue +7% and EPS +8%. Annual guidance was reiterated, and the company also announced Gil’s CEO successor, Nadav Zafrir, well ahead of its previously articulated timeline. Gil is expected to remain heavily involved as Executive Chair. St. James’s Place (1.0%) delivered a credible update, helping alleviate concerns around the new Consumer Duty regulation, charging structure changes and advice provisions. Flows were strong, despite a very challenging environment. Credit rating agency Moody’s (3.6%) reported stellar Q2 results, amid a surge of new issuance fuelled in part by tightening spreads and the impending US election in Q4. Moody’s also upped guidance for FY24 and increased its buyback from $1 billion to $1.3 billion given the extra cash. Not owning NVIDIA (0.0%) also helped relative performance.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

	Ninety One Global Franchise Fund, I Shares - $17741	MSCI ACWI Index (Net) (USD)* - $18549
Dec/17	$10000	$10000
Oct/18	$10198	$9742
Oct/19	$11774	$10968
Oct/20	$12571	$11505
Oct/21	$16952	$15793
Oct/22	$13577	$12641
Oct/23	$14931	$13969
Oct/24	$17741	$18549

Since its inception on December 11, 2017. The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.Call 800-658-5811 or visit https://www.americanbeaconfunds.com/mutual_funds/NinetyOneGlobal.aspx for current month-end performance.

Footnote Reference*As of October 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Ninety One Global Franchise Fund, I Shares	18.82%	8.55%	8.67%
MSCI ACWI Index (Net) (USD)*	32.79%	11.08%	9.38%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$357,682,691	28	$2,238,037	28%

What did the Fund invest in?

Country WeightingsFootnote Reference*

Value	Value
South Korea	1.4%
China	2.6%
United Kingdom	3.3%
Germany	3.5%
Netherlands	5.5%
Switzerland	5.6%
United States	73.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Visa, Cl A	9.9%
Booking Holdings	6.7%
Microsoft	6.4%
Philip Morris International	5.7%
ASML Holding	5.5%
Autodesk	4.2%
Intuit	4.2%
Alphabet, Cl A	4.1%
Beiersdorf	3.5%
Moody's	3.5%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  800-658-5811

  https://www.americanbeaconfunds.com/mutual_funds/NinetyOneGlobal.aspx

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-658-5811 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Ninety One Global Franchise Fund / I Shares - ZGFIX

Annual Shareholder Report: October 31, 2024

INV-AR-TSR-2024-5

The Advisors' Inner Circle Fund III

Ninety One Global Franchise Fund

A Shares - ZGFAX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about A Shares of the Ninety One Global Franchise Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.americanbeaconfunds.com/mutual_funds/NinetyOneGlobal.aspx. You can also request this information by contacting us at 800-658-5811.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Ninety One Global Franchise Fund, A Shares	$120	1.10%

How did the Fund perform in the last year?

Review and outlook: As we approach the closing stretch of 2024, risk-on sentiment has continued to dominate markets. However, with an increasingly uncertain outlook, a market that remains very concentrated, and valuations appearing stretched, we believe a diversified portfolio of quality companies with proven earnings resilience is as important and relevant now as it has ever been. Our holdings are performing well from an earnings and free cash flow perspective, and it is this that drives long-term share price performance.

Performance summary: The Ninety One Global Franchise Fund I Share returned +2.97% over the quarter, lagging the MSCI ACWI, which returned +6.61%, in US dollar terms. Stock selection in IT and communication services detracted at the sector level, offset in part by a lack of exposure to energy and a combination of positioning and stock selection in financials. Lithography equipment maker ASML (5.6%) was a relative detractor amid broader relative weakness for technology stocks. In addition, there were geopolitical rumblings that the US and Netherlands are looking to further restrict China’s access to Western capital equipment. Clinical research company ICON (3.8%) delivered mixed Q2 results, with the revenue guidance midpoint reduced, but the company is operating well, with net new bookings up for the quarter y-o-y. Software company Intuit (4.2%) slipped back, masking a strong fiscal Q4 performance, particularly from QuickBooks. Samsung Electronics (1.5%) drifted lower given weaker sentiment to the broader IT space over the quarter. The company’s results at the end of July were solid with strong growth in memory sales. Microsoft (6.7%) slipped back, on little specific news. At the end of July, Microsoft delivered a decent fiscal Q4 with all the key variables moving in the right direction. More positively, tobacco producer Philip Morris International (5.1%) contributed after raising its forecast for annual profit growth on higher demand for its Zyn nicotine pouches. Cybersecurity company Check Point Software (3.2%) rose after delivering a robust quarter in which billings rose +10% on the prior year, revenue +7% and EPS +8%. Annual guidance was reiterated, and the company also announced Gil’s CEO successor, Nadav Zafrir, well ahead of its previously articulated timeline. Gil is expected to remain heavily involved as Executive Chair. St. James’s Place (1.0%) delivered a credible update, helping alleviate concerns around the new Consumer Duty regulation, charging structure changes and advice provisions. Flows were strong, despite a very challenging environment. Credit rating agency Moody’s (3.6%) reported stellar Q2 results, amid a surge of new issuance fuelled in part by tightening spreads and the impending US election in Q4. Moody’s also upped guidance for FY24 and increased its buyback from $1 billion to $1.3 billion given the extra cash. Not owning NVIDIA (0.0%) also helped relative performance.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

	Ninety One Global Franchise Fund, A Shares - $16220	MSCI ACWI Index (Net) (USD)* - $17614
Sep/18	$10000	$10000
Oct/18	$9470	$9251
Oct/19	$10900	$10415
Oct/20	$11613	$10924
Oct/21	$15628	$14997
Oct/22	$12482	$12004
Oct/23	$13696	$13265
Oct/24	$16220	$17614

Since its inception on September 28, 2018. The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.Call 800-658-5811 or visit https://www.americanbeaconfunds.com/mutual_funds/NinetyOneGlobal.aspx for current month-end performance.

Footnote Reference*As of October 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Ninety One Global Franchise Fund, A Shares	18.43%	8.28%	8.26%
MSCI ACWI Index (Net) (USD)*	32.79%	11.08%	9.73%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$357,682,691	28	$2,238,037	28%

What did the Fund invest in?

Country WeightingsFootnote Reference*

Value	Value
South Korea	1.4%
China	2.6%
United Kingdom	3.3%
Germany	3.5%
Netherlands	5.5%
Switzerland	5.6%
United States	73.9%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Visa, Cl A	9.9%
Booking Holdings	6.7%
Microsoft	6.4%
Philip Morris International	5.7%
ASML Holding	5.5%
Autodesk	4.2%
Intuit	4.2%
Alphabet, Cl A	4.1%
Beiersdorf	3.5%
Moody's	3.5%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  800-658-5811

  https://www.americanbeaconfunds.com/mutual_funds/NinetyOneGlobal.aspx

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-658-5811 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Ninety One Global Franchise Fund / A Shares - ZGFAX

Annual Shareholder Report: October 31, 2024

INV-AR-TSR-2024-4

The Advisors' Inner Circle Fund III

Ninety One International Franchise Fund

I Shares - ZIFIX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about I Shares of the Ninety One International Franchise Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.americanbeaconfunds.com/mutual_funds/NinetyOneInternational.aspx. You can also request this information by contacting us at 800-658-5811.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Ninety One International Franchise Fund, I Shares	$96	0.85%

How did the Fund perform in the last year?

Review and outlook: As we approach the closing stretch of 2024, risk-on sentiment has continued to dominate markets. However, with an increasingly uncertain outlook, a market that remains very concentrated, and valuations appearing stretched, we believe a diversified portfolio of quality international companies with proven earnings resilience is as important and relevant now as it has ever been. Our holdings are performing well from an earnings and free cash flow perspective, and it is this that drives long-term share price performance.

Performance summary: The Ninety One International Franchise Fund I Shares returned 6.86% over the quarter, lagging the MSCI ACWI ex-US, which returned +8.06%, in US dollar terms. Stock selection in communication services and consumer staples detracted, offset in part by stock selection in IT and a lack of exposure to energy. Lithography equipment maker ASML (3.1%) was a relative detractor amid broader relative weakness for technology stocks. In addition, there were geopolitical rumblings that the US and Netherlands are looking to further restrict China’s access to Western capital equipment. The company’s order book remains healthy, offering long-term visibility. Clinical research company ICON (3.0%) delivered mixed Q2 results, with the revenue guidance midpoint reduced, but the company is operating well, with net new bookings up for the quarter. Brewer Heineken (2.3%) detracted after taking a 874 million-euro impairment on its stake in in China Resources Beer, reflecting a share price decline, in conjunction with Heineken reporting marginally softer results. However, we still believe Heineken brands are well invested moving forward and positively the weakness in Vietnam is starting to stabilise, the company narrowed the range for its full year operating profit forecast, helping provide greater visibility and the brand continues to take share. Chip maker TSMC (3.9%) got caught up in the rotation out of global tech. The risk of tighter US curbs on chip sales to China have also dampened the bullish momentum towards the company. Recent results were excellent. Not holding Alibaba (0.0%) was a relative detractor. More positively, tobacco producer Philip Morris International (3.0%) contributed after raising its forecast for annual profit growth on higher demand for its Zyn nicotine pouches. Software company SAP (8.2%) reported a 25% rise in cloud revenue growth from a year earlier, helped by demand from corporate customers for AI tools. Its current cloud backlog grew by 28% to 14.8 billion euros. Insurer AIA (1.8%) had a positive quarter, with new business value sustaining strong growth, driven by Hong Kong and China and AIA China launched three new cities in 1H24, seeing robust demand. Not holding Novo Nordisk (0.0%) and Samsung Electronics (0.0%) aided relative returns.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

	Ninety One International Franchise Fund, I Shares - $10692	MSCI ACWI Index (Net) (USD)* - $11835	MSCI ACWI ex-USA Index (Net) (USD) - $10395
Aug/21	$10000	$10000	$10000
Oct/21	$9800	$10076	$9911
Oct/22	$7390	$8065	$7460
Oct/23	$8500	$8912	$8361
Oct/24	$10692	$11835	$10395

Since its inception on August 31, 2021. The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.Call 800-658-5811 or visit https://www.americanbeaconfunds.com/mutual_funds/NinetyOneInternational.aspx for current month-end performance.

Footnote Reference*As of October 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	Annualized Since Inception
Ninety One International Franchise Fund, I Shares	25.78%	2.13%
MSCI ACWI Index (Net) (USD)*	32.79%	5.46%
MSCI ACWI ex-USA Index (Net) (USD)	24.33%	1.23%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$4,900,535	32	$-	8%

What did the Fund invest in?

Country WeightingsFootnote Reference*

Value	Value
Other Countries	4.3%
Australia	2.8%
Japan	2.9%
Ireland	3.0%
China	3.8%
Taiwan	4.5%
Canada	6.2%
Switzerland	6.8%
Netherlands	9.2%
United Kingdom	9.6%
France	11.5%
Germany	14.7%
United States	18.4%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
SAP	8.9%
Constellation Software	6.2%
Mastercard, Cl A	6.1%
London Stock Exchange Group	5.1%
EssilorLuxottica	5.0%
Taiwan Semiconductor Manufacturing ADR	4.5%
Wolters Kluwer	4.3%
L'Oreal	3.6%
Philip Morris International	3.5%
Alcon	3.5%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  800-658-5811

  https://www.americanbeaconfunds.com/mutual_funds/NinetyOneInternational.aspx

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-658-5811 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Ninety One International Franchise Fund / I Shares - ZIFIX

Annual Shareholder Report: October 31, 2024

INV-AR-TSR-2024-6

The Advisors' Inner Circle Fund III

Ninety One Emerging Markets Equity Fund

I Shares - ZEMIX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about I Shares of the Ninety One Emerging Markets Equity Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://ninetyone.com/en/united-states/funds-strategies/mutual-funds/emerging-markets-equity-fund. You can also request this information by contacting us at 1-844-426-8721.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Ninety One Emerging Markets Equity Fund, I Shares	$96	0.85%

How did the Fund perform in the last year?

Looking forward into 2025, we believe one scenario might simply be that we are at the beginning of a “great normalisation” where we could be leaving an era of pandemics, hyper-active central banks, and elevated geo-political risk behind and looking forward to the sort of environment where stock-pickers can focus on the fundamentals of great businesses with fewer distractions from the macro environment. Any normalisation would be very positive for emerging market equities, but perhaps less so for developed markets which have benefited from a strong tailwind of extremely low interest rates and lax monetary policy for 15 years. Without those tailwinds we believe returns between developed and emerging markets should be more correlated.

The Ninety One Emerging Markets Equity Fund I Shares returned 5.78% over the quarter, and underperformed the MSCI Emerging Markets Index, which returned 8.72%, in US dollar terms, primarily attributed to the momentum reversal earlier in the quarter and the China rally towards the end of the quarter, where sharp inflection points can typically be expected to pose a headwind to our process. The momentum reversal led to investors taking profits in positions that had outperformed previously in the year, namely those in India, the technology sector and certain Asia exporters. Among our Indian holdings that derated, property business Macrotech Developers (0.9%) , defence company Hindustan Aeronautics (0.9%) and Pepsi bottler Varun Beverages (1.0%) were the key detractors.

A reassessment of the enthusiasm for AI resulted in a sell-off in many previous winners in the technology sector, which negatively impacted some of our holdings, particularly in South Korea. Semiconductor names like Samsung Electronics (4.0%) and SK hynix (0%) suffered on growing concern that the memory chip cycle may be peaking. Samsung was further impacted by the lack of an update on Nvidia’s qualification test for its HBM3E chip. In the consumer discretionary sector, South Korean auto maker Kia Corp (1.1%) was not helped by numerous profit warnings elsewhere across the automotive sector. China rerated sharply in the last week of September as the market became more hopeful of the government stimulus supporting the market. We saw trading volume pick up in Chinese onshore and offshore equity markets where liquid, large cap, high beta stocks benefited most. Thus, our underweights in internet companies, such as Alibaba Group (1.1%) and JD.com (0%), negatively impacted.

Offsetting some of the losses, our biggest contributors at the single stock level over the quarter also came from China. Insurers, for example, which have faced severe headwinds during the lumpy China recovery, reacted well, with Ping An (1.8%) and AIA (1.8%) among the leading outperformers. The latter also reported strong results ahead of analyst expectations. Our overweight in Chinese online retailer Meituan (2.6%), along with the overweight in Tencent (5.9%), added value, as it posted strong results and announced a further US$1 billion share buyback plan at the end of August.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

	Ninety One Emerging Markets Equity Fund, I Shares - $12663	MSCI Emerging Markets Index (Net) (USD)* - $13066
Nov/18	$10000	$10000
Oct/19	$10737	$10776
Oct/20	$11308	$11665
Oct/21	$13344	$13644
Oct/22	$9068	$9411
Oct/23	$9975	$10427
Oct/24	$12663	$13066

Since its inception on November 28, 2018. The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.Call 1-844-426-8721 or visit https://ninetyone.com/en/united-states/funds-strategies/mutual-funds/emerging-markets-equity-fund for current month-end performance.

Footnote Reference*As of October 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Ninety One Emerging Markets Equity Fund, I Shares	26.95%	3.35%	4.06%
MSCI Emerging Markets Index (Net) (USD)*	25.32%	3.93%	4.61%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$330,067,484	77	$1,608,378	68%

What did the Fund invest in?

Country WeightingsFootnote Reference*

Value	Value
Other Countries	3.6%
Peru	1.3%
Indonesia	2.1%
Austria	2.5%
United Arab Emirates	3.4%
Mexico	4.4%
Hong Kong	4.6%
South Africa	4.8%
Brazil	5.6%
South Korea	7.7%
India	17.8%
Taiwan	18.9%
China	22.5%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Taiwan Semiconductor Manufacturing	11.5%
Tencent Holdings	5.6%
Meituan, Cl B	3.0%
Xiaomi, Cl B	2.8%
Reliance Industries	2.1%
Samsung Electronics	1.9%
Hon Hai Precision Industry	1.9%
Ping An Insurance Group of China, Cl H	1.8%
SK Hynix	1.8%
ICICI Bank	1.7%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-844-426-8721

  https://ninetyone.com/en/united-states/funds-strategies/mutual-funds/emerging-markets-equity-fund

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-426-8721 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Ninety One Emerging Markets Equity Fund / I Shares - ZEMIX

Annual Shareholder Report: October 31, 2024

INV-AR-TSR-2024-1

The Advisors' Inner Circle Fund III

Ninety One Emerging Markets Equity Fund

A Shares - ZEMAX

Annual Shareholder Report: October 31, 2024

This annual shareholder report contains important information about A Shares of the Ninety One Emerging Markets Equity Fund (the "Fund") for the period from November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://ninetyone.com/en/united-states/funds-strategies/mutual-funds/emerging-markets-equity-fund. You can also request this information by contacting us at 1-844-426-8721.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Ninety One Emerging Markets Equity Fund, A Shares	$125	1.10%

How did the Fund perform in the last year?

Looking forward into 2025, we believe one scenario might simply be that we are at the beginning of a “great normalisation” where we could be leaving an era of pandemics, hyper-active central banks, and elevated geo-political risk behind and looking forward to the sort of environment where stock-pickers can focus on the fundamentals of great businesses with fewer distractions from the macro environment. Any normalisation would be very positive for emerging market equities, but perhaps less so for developed markets which have benefited from a strong tailwind of extremely low interest rates and lax monetary policy for 15 years. Without those tailwinds we believe returns between developed and emerging markets should be more correlated.

The Ninety One Emerging Markets Equity Fund I Shares returned 5.78% over the quarter, and underperformed the MSCI Emerging Markets Index, which returned 8.72%, in US dollar terms, primarily attributed to the momentum reversal earlier in the quarter and the China rally towards the end of the quarter, where sharp inflection points can typically be expected to pose a headwind to our process. The momentum reversal led to investors taking profits in positions that had outperformed previously in the year, namely those in India, the technology sector and certain Asia exporters. Among our Indian holdings that derated, property business Macrotech Developers (0.9%) , defence company Hindustan Aeronautics (0.9%) and Pepsi bottler Varun Beverages (1.0%) were the key detractors.

A reassessment of the enthusiasm for AI resulted in a sell-off in many previous winners in the technology sector, which negatively impacted some of our holdings, particularly in South Korea. Semiconductor names like Samsung Electronics (4.0%) and SK hynix (0%) suffered on growing concern that the memory chip cycle may be peaking. Samsung was further impacted by the lack of an update on Nvidia’s qualification test for its HBM3E chip. In the consumer discretionary sector, South Korean auto maker Kia Corp (1.1%) was not helped by numerous profit warnings elsewhere across the automotive sector. China rerated sharply in the last week of September as the market became more hopeful of the government stimulus supporting the market. We saw trading volume pick up in Chinese onshore and offshore equity markets where liquid, large cap, high beta stocks benefited most. Thus, our underweights in internet companies, such as Alibaba Group (1.1%) and JD.com (0%), negatively impacted.

Offsetting some of the losses, our biggest contributors at the single stock level over the quarter also came from China. Insurers, for example, which have faced severe headwinds during the lumpy China recovery, reacted well, with Ping An (1.8%) and AIA (1.8%) among the leading outperformers. The latter also reported strong results ahead of analyst expectations. Our overweight in Chinese online retailer Meituan (2.6%), along with the overweight in Tencent (5.9%), added value, as it posted strong results and announced a further US$1 billion share buyback plan at the end of August.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

	Ninety One Emerging Markets Equity Fund, A Shares - $12512	MSCI Emerging Markets Index (Net) (USD)* - $13066
Nov/18	$10000	$10000
Oct/19	$10714	$10776
Oct/20	$11260	$11665
Oct/21	$13253	$13644
Oct/22	$8983	$9411
Oct/23	$9867	$10427
Oct/24	$12512	$13066

Since its inception on November 28, 2018. The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.Call 1-844-426-8721 or visit https://ninetyone.com/en/united-states/funds-strategies/mutual-funds/emerging-markets-equity-fund for current month-end performance.

Footnote Reference*As of October 2024, pursuant to the new regulatory requirements, this index has been added to represent the broad-based securities market index.

Average Annual Total Returns as of October 31, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Ninety One Emerging Markets Equity Fund, A Shares	26.80%	3.15%	3.85%
MSCI Emerging Markets Index (Net) (USD)*	25.32%	3.93%	4.61%

Key Fund Statistics as of October 31, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$330,067,484	77	$1,608,378	68%

What did the Fund invest in?

Country WeightingsFootnote Reference*

Value	Value
Other Countries	3.6%
Peru	1.3%
Indonesia	2.1%
Austria	2.5%
United Arab Emirates	3.4%
Mexico	4.4%
Hong Kong	4.6%
South Africa	4.8%
Brazil	5.6%
South Korea	7.7%
India	17.8%
Taiwan	18.9%
China	22.5%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Taiwan Semiconductor Manufacturing	11.5%
Tencent Holdings	5.6%
Meituan, Cl B	3.0%
Xiaomi, Cl B	2.8%
Reliance Industries	2.1%
Samsung Electronics	1.9%
Hon Hai Precision Industry	1.9%
Ping An Insurance Group of China, Cl H	1.8%
SK Hynix	1.8%
ICICI Bank	1.7%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-844-426-8721

  https://ninetyone.com/en/united-states/funds-strategies/mutual-funds/emerging-markets-equity-fund

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-426-8721 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Ninety One Emerging Markets Equity Fund / A Shares - ZEMAX

Annual Shareholder Report: October 31, 2024

INV-AR-TSR-2024-2

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2024			FYE October 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$734,463	None	None	$717,900	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$559,700(2)	None	None	$807,756(2)
(d)	All Other Fees	None	None	$10,530(4)	None	None	$7,535(4)

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2024			FYE October 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$113,052	None	None	$137,200	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2024			FYE October 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$30,000	None	None	$30,624	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) related to the Trust.

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2024			FYE October 31, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$45,000	None	None	$363,625	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	$154,000(3)	None	None	$282,908(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.

(4)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;
2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE October 31, 2024	FYE October 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE October 31, 2024	FYE October 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE October 31, 2024	FYE October 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	FYE October 31, 2024	FYE October 31,2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $570,230 and $815,291 for 2024 and 2023, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2024 and 2023, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2024 and 2023, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $154,000 and $282,908 for 2024 and 2023, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

Ninety One

Ninety One Global Franchise Fund

Ninety One International Franchise Fund

Ninety One Emerging Markets Equity Fund

INVESTMENT ADVISER:
NINETY ONE NORTH AMERICA, INC.

Advisors' Inner Circle Fund III
October 31, 2024
Annual Financials and Other Information

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
OCTOBER 31, 2024

TABLE OF CONTENTS

Financial Statements
Schedules of Investments	1
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	14
Financial Highlights	17
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	39
Notice to Shareholders (Unaudited)	41
Approval of Investment Advisory Agreement (Form N-CSR Item 11) (Unaudited)	43

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE
GLOBAL FRANCHISE FUND
OCTOBER 31, 2024

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.8%

	Shares	Value
CHINA — 2.6%
NetEase ADR	116,439	$9,374,504

GERMANY — 3.5%
Beiersdorf	94,122	12,681,324

NETHERLANDS — 5.5%
ASML Holding	29,323	19,700,070

SOUTH KOREA — 1.4%
Samsung Electronics GDR	4,627	4,962,290

SWITZERLAND — 5.6%
Nestle	116,924	11,033,764
Roche Holding	28,685	8,877,760
		19,911,524
UNITED KINGDOM — 3.3%
London Stock Exchange Group	57,465	7,765,584
St. James's Place	377,495	3,948,463
		11,714,047
UNITED STATES — 73.9%
Align Technology *	19,217	3,940,062
Alphabet, Cl A	85,732	14,669,602
Autodesk *	53,157	15,085,957
Automatic Data Processing	39,556	11,441,177
Booking Holdings (a)	5,148	24,073,335
Check Point Software Technologies *	59,320	10,274,817
Edwards Lifesciences *	111,426	7,466,656
Electronic Arts	76,368	11,520,113
FactSet Research Systems	20,026	9,093,006
ICON *	47,204	10,484,480
Intuit	24,514	14,960,894
Johnson & Johnson	58,524	9,355,647
Microsoft	56,606	23,001,848
Monster Beverage *	122,026	6,428,330
Moody's	27,215	12,356,699
Motorola Solutions	10,533	4,733,003
Philip Morris International (a)	153,324	20,346,095
S&P Global	16,062	7,715,542
VeriSign *	67,015	11,850,933

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE
GLOBAL FRANCHISE FUND
OCTOBER 31, 2024

COMMON STOCK — continued

	Shares	Value
UNITED STATES (continued)
Visa, Cl A (a)	122,184	$35,415,032
		264,213,228
Total Common Stock
(Cost $267,310,350)		342,556,987

Total Investments— 95.8%
(Cost $267,310,350)		$342,556,987

Percentages are based on Net Assets of $357,682,691.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

The following is a summary of the level of the inputs used as of October 31, 2024, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China	$9,374,504	$—	$—	$9,374,504
Germany	—	12,681,324	—	12,681,324
Netherlands	—	19,700,070	—	19,700,070
South Korea	4,962,290	—	—	4,962,290
Switzerland	—	19,911,524	—	19,911,524
United Kingdom	—	11,714,047	—	11,714,047
United States	264,213,228	—	—	264,213,228
Total Investments in Securities	$278,550,022	$64,006,965	$—	$342,556,987

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE
INTERNATIONAL FRANCHISE FUND
OCTOBER 31, 2024

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.5%

	Shares	Value
AUSTRALIA — 2.8%
REA Group	918	$135,073

CANADA — 6.2%
Constellation Software	101	304,245

CHINA — 3.8%
Hangzhou Tigermed Consulting, Cl H	6,200	27,992
Kweichow Moutai, Cl A	304	65,293
NetEase	5,700	91,703
		184,988
FRANCE — 11.5%
EssilorLuxottica	1,044	244,405
Hermes International SCA	65	147,443
L'Oreal	465	174,117
		565,965
GERMANY — 13.5%
Beiersdorf	987	132,981
SAP	1,862	433,908
Siemens Healthineers	1,867	97,278
		664,167
HONG KONG — 1.7%
AIA Group	10,600	83,655

IRELAND — 3.0%
Accenture, Cl A	426	146,893

JAPAN — 2.9%
Nintendo	2,700	142,262

NETHERLANDS — 9.2%
ASML Holding	194	130,335
Heineken	1,333	109,117
Wolters Kluwer	1,265	212,215
		451,667
SPAIN — 2.6%
Amadeus IT Group	1,747	126,401

SWITZERLAND — 6.8%
Lonza Group	164	100,780
Nestle	1,513	142,777
Novartis	838	90,807
		334,364

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE
INTERNATIONAL FRANCHISE FUND
OCTOBER 31, 2024

COMMON STOCK — continued

	Shares	Value
TAIWAN — 4.5%
Taiwan Semiconductor Manufacturing ADR	1,151	$219,312

UNITED KINGDOM — 9.6%
InterContinental Hotels Group	1,063	116,900
London Stock Exchange Group	1,860	251,353
Reckitt Benckiser Group	1,664	100,647
		468,900
UNITED STATES — 18.4%
Alcon	1,864	170,986
Experian	2,903	141,265
ICON *	540	119,939
Mastercard, Cl A	596	297,756
Philip Morris International (a)	1,293	171,581
		901,527
Total Common Stock
(Cost $4,205,773)		4,729,419

PREFERRED STOCK — 1.2%

GERMANY — 1.2%
Sartorius (b)
(Cost $84,766)	234	60,502

WARRANT — 0.0%

	Number of Warrants
CANADA
Constellation Software 08/22/28* (c)
(Cost $–)	40	–

Total Investments— 97.7%
(Cost $4,290,539)		$4,789,921

Percentages are based on Net Assets of $4,900,535.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE
INTERNATIONAL FRANCHISE FUND
OCTOBER 31, 2024

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

(b)	There is currently no interest rate available.

(c)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Cl — Class

The following is a summary of the level of the inputs used as of October 31, 2024, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock
Australia	$—	$135,073	$—		$135,073
Canada	304,245	—	—		304,245
China	—	184,988	—		184,988
France	—	565,965	—		565,965
Germany	—	664,167	—		664,167
Hong Kong	—	83,655	—		83,655
Ireland	146,893	—	—		146,893
Japan	—	142,262	—		142,262
Netherlands	—	451,667	—		451,667
Spain	—	126,401	—		126,401
Switzerland	—	334,364	—		334,364
Taiwan	219,312	—	—		219,312
United Kingdom	—	468,900	—		468,900
United States	589,276	312,251	—		901,527
Preferred Stock
Germany	—	60,502	—		60,502
Warrant
Canada	—	—	—	(1)	—	(1)
Total Investments in Securities	$1,259,726	$3,530,195	$—	(1)	$4,789,921

(1)	Includes securities valued at zero.

^	A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE
EMERGING MARKETS EQUITY FUND
OCTOBER 31, 2024

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.2%

	Shares	Value
AUSTRIA — 2.5%
Erste Group Bank	99,445	$5,614,303
Mondi	168,318	2,717,564
		8,331,867
BRAZIL — 5.6%
B3 - Brasil Bolsa Balcao	1,053,797	1,935,109
Banco do Brasil	579,696	2,629,724
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	249,789	3,981,090
Embraer *	356,470	2,988,467
Multiplan Empreendimentos Imobiliarios	420,899	1,860,645
PRIO	282,045	1,998,616
Vale ADR, Cl B	300,382	3,214,087
		18,607,738
CHINA — 22.5%
AAC Technologies Holdings	824,000	3,328,013
Alibaba Group Holding	298,136	3,646,753
BeiGene, Cl A *	114,419	2,689,759
China Construction Bank, Cl H	7,029,000	5,455,957
KE Holdings ADR	165,215	3,623,165
Meituan, Cl B *	412,100	9,737,701
PetroChina, Cl H	6,508,000	4,886,764
Ping An Insurance Group of China, Cl H	983,000	6,090,221
Tencent Holdings	353,700	18,441,960
Trip.com Group ADR *	66,135	4,258,489
Xiaomi, Cl B *	2,672,600	9,166,387
Zijin Mining Group, Cl H	1,318,000	2,807,326
		74,132,495
GREECE — 0.7%
National Bank of Greece	311,818	2,438,284

HONG KONG — 4.6%
AIA Group	686,200	5,415,500
Hong Kong Exchanges & Clearing	65,800	2,634,555
Pop Mart International Group	453,400	4,098,981
WH Group	3,877,123	3,017,512
		15,166,548
INDIA — 17.8%
Cipla	230,322	4,237,171
Five-Star Business Finance *	231,945	1,957,182
HCL Technologies	213,374	4,464,770

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE
EMERGING MARKETS EQUITY FUND
OCTOBER 31, 2024

COMMON STOCK — continued

	Shares	Value
INDIA (continued)
HDFC Bank	212,628	$4,370,508
Hindustan Aeronautics	57,484	2,892,705
ICICI Bank	370,621	5,685,161
ITC	469,115	2,721,755
Larsen & Toubro	84,414	3,626,149
Macrotech Developers	214,318	3,063,983
Mahindra & Mahindra	129,493	4,181,647
Max Healthcare Institute	280,604	3,387,276
PB Fintech *	167,134	3,376,853
Power Grid Corp of India	1,145,296	4,356,683
Reliance Industries	437,232	6,913,502
Varun Beverages	497,274	3,535,008
		58,770,353
INDONESIA — 2.1%
Bank Central Asia	6,013,400	3,927,197
Bank Mandiri Persero	7,256,413	3,080,486
		7,007,683
MALAYSIA — 0.9%
CIMB Group Holdings	1,694,500	3,072,687

MEXICO — 4.4%
America Movil	2,761,219	2,181,578
Arca Continental	221,629	1,888,094
Fomento Economico Mexicano ADR	25,746	2,494,530
Grupo Mexico	904,319	4,738,693
Ternium ADR	89,730	3,060,690
		14,363,585
PERU — 1.3%
Credicorp	22,930	4,222,101

SAUDI ARABIA — 0.9%
Saudi Awwal Bank	311,954	2,807,997

SOUTH AFRICA — 4.8%
Bid Corp	79,532	1,869,836
Capitec Bank Holdings	22,829	4,112,416
MTN Group	458,482	2,270,632
Naspers, Cl N	18,753	4,419,689
Sanlam	635,686	3,154,340
		15,826,913
SOUTH KOREA — 7.7%
Amorepacific	28,651	2,418,326

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE
EMERGING MARKETS EQUITY FUND
OCTOBER 31, 2024

COMMON STOCK — continued

	Shares	Value
SOUTH KOREA (continued)
Hyundai Glovis	30,041	$2,643,076
Kia	7,595	502,249
Krafton *	14,501	3,466,755
Samsung C&T	30,190	2,549,135
Samsung E&A *	96,542	1,242,489
Samsung Electronics	151,236	6,421,630
SK Hynix	45,995	6,021,382
		25,265,042
TAIWAN — 18.9%
Accton Technology	156,000	2,621,374
ASE Technology Holding	675,000	3,183,163
Asustek Computer	242,000	4,273,214
Delta Electronics	276,000	3,408,843
Hon Hai Precision Industry	975,000	6,249,481
MediaTek	128,000	4,982,810
Taiwan Semiconductor Manufacturing	1,206,000	37,819,542
		62,538,427
THAILAND — 1.1%
Bangkok Dusit Medical Services, Cl F	2,511,800	2,047,467
Minor International	1,986,300	1,574,396
		3,621,863
UNITED ARAB EMIRATES — 3.4%
Abu Dhabi Commercial Bank PJSC	1,439,555	3,499,209
Aldar Properties PJSC	2,160,544	4,478,450
Emaar Properties PJSC	1,366,500	3,230,913
		11,208,572
Total Common Stock
(Cost $268,381,579)		327,382,155

Total Investments— 99.2%
(Cost $268,381,579)		$327,382,155

Percentages are based on Net Assets of $330,067,484.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

PJSC — Public Joint-Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE
EMERGING MARKETS EQUITY FUND
OCTOBER 31, 2024

The following is a summary of the level of the inputs used as of October 31, 2024, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Austria	$—	$8,331,867	$—	$8,331,867
Brazil	18,607,738	—	—	18,607,738
China	7,070,819	67,061,676	—	74,132,495
Greece	—	2,438,284	—	2,438,284
Hong Kong	—	15,166,548	—	15,166,548
India	3,535,008	55,235,345	—	58,770,353
Indonesia	3,927,197	3,080,486	—	7,007,683
Malaysia	—	3,072,687	—	3,072,687
Mexico	14,363,585	—	—	14,363,585
Peru	4,222,101	—	—	4,222,101
Saudi Arabia	—	2,807,997	—	2,807,997
South Africa	3,154,340	12,672,573	—	15,826,913
South Korea	—	25,265,042	—	25,265,042
Taiwan	—	62,538,427	—	62,538,427
Thailand	—	3,621,863	—	3,621,863
United Arab Emirates	—	11,208,572	—	11,208,572
Total Investments in Securities	$54,880,788	$272,501,367	$—	$327,382,155

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
OCTOBER 31, 2024

STATEMENTS OF ASSETS AND LIABILITIES

	Ninety One Global Franchise Fund	Ninety One International Franchise Fund
Assets:
Investments, at Value (Cost $267,310,350 and $4,290,539)	$342,556,987	$4,789,921
Foreign Currency, at Value (Cost $11,899 and $36,428)	11,897	35,687
Cash	14,806,833	83,298
Receivable for Capital Shares Sold	252,703	–
Reclaim Receivable	357,499	6,708
Dividend and Interest Receivable	36,234	1,825
Receivable due from Investment Adviser	–	22,268
Prepaid Expenses	12,944	10,798
Total Assets	358,035,097	4,950,505

Liabilities:
Payable due to Investment Adviser	185,138	–
Payable for Capital Shares Redeemed	22,101	618
Audit Fees Payable	31,596	31,596
Payable due to Administrator	28,930	10,616
Printing Fees Payable	21,232	292
Transfer Agent Fees Payable	15,059	4,501
Payable due to Trustees	6,614	91
Chief Compliance Officer Fees Payable	5,642	77
Distribution Fees Payable - A Shares	1,143	–
Other Accrued Expenses	34,951	2,179
Total Liabilities	352,406	49,970
Commitments and Contingencies†:
Net Assets	$357,682,691	$4,900,535

NET ASSETS CONSIST OF:
Paid-in Capital	$284,769,545	$4,464,500
Total Distributable Earnings	72,913,146	436,035
Net Assets	$357,682,691	$4,900,535

I Shares:
Net Assets	$352,342,474	$4,900,535
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	20,464,463	464,695
Net Asset Value, Offering and Redemption Price Per Share	$17.22	$10.55
A Shares:
Net Assets	$5,340,217	N/A
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	311,489	N/A
Net Asset Value, Offering and Redemption Price Per Share	$17.14	N/A
Maximum Offering Price Per Share ($17.14/94.25%)	$18.19	N/A

†	See Note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
OCTOBER 31, 2024

STATEMENTS OF ASSETS AND LIABILITIES (continued)

Ninety One Emerging Markets Equity Fund
Assets:
Investments, at Value (Cost $268,381,579)	$327,382,155
Foreign Currency, at Value (Cost $1,337,653)	1,336,100
Cash	5,769,214
Receivable for Investments Sold	218,003
Dividend and Interest Receivable	179,500
Receivable for Capital Shares Sold	137,016
Reclaim Receivable	125,684
Prepaid Expenses	25,477
Total Assets	335,173,149

Liabilities:
Accrued Foreign Capital Gains Tax on Appreciated Securities	2,464,922
Payable for Investments Purchased	2,381,204
Payable due to Investment Adviser	84,937
Audit Fees Payable	31,596
Payable due to Administrator	27,386
Transfer Agent Fees Payable	14,852
Printing Fees Payable	10,094
Payable for Capital Shares Redeemed	7,631
Payable due to Trustees	6,260
Chief Compliance Officer Fees Payable	5,339
Other Accrued Expenses	71,444
Total Liabilities	5,105,665
Commitments and Contingencies†:
Net Assets	$330,067,484

NET ASSETS CONSIST OF:
Paid-in Capital	$306,898,449
Total Distributable Earnings	23,169,035
Net Assets	$330,067,484

I Shares:
Net Assets	$330,063,328
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	30,381,707
Net Asset Value, Offering and Redemption Price Per Share	$10.86

A Shares:
Net Assets	$4,156
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	372
Net Asset Value, Offering and Redemption Price Per Share	$11.17
Maximum Offering Price Per Share ($11.17/94.25%)	$11.85

†	See Note 5 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2024

STATEMENTS OF OPERATIONS

	Ninety One Global Franchise Fund	Ninety One International Franchise Fund
Investment Income:
Dividends	$4,104,977	$65,144
Less: Foreign Taxes Withheld	(179,960)	(5,861)
Total Investment Income	3,925,017	59,283

Expenses:
Investment Advisory Fees	2,636,084	31,408
Administration Fees - Note 4	331,096	125,256
Trustees' Fees	27,953	353
Distribution Fees - A Shares	13,647	–
Chief Compliance Officer Fees	10,519	141
Transfer Agent Fees	103,026	28,341
Printing Fees	72,646	4,908
Legal Fees	63,628	768
Registration and Filing Fees	63,550	13,816
Audit Fees	32,112	32,112
Custodian Fees	8,630	5,824
Other Expenses	46,313	5,971
Total Expenses	3,409,204	248,898

Less:
Investment Advisory Fees Waiver	(398,047)	(31,408)
Reimbursement from Adviser	–	(180,469)
Fees Paid Indirectly — Note 4	(11,322)	(1,342)
Net Expenses	2,999,835	35,679
Net Investment Income	925,182	23,604

Net Realized Gain (Loss) on:
Investments	5,055,055	18,340
Foreign Currency Transactions	(19,390)	504
Net Realized Gain	5,035,665	18,844

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	51,257,974	598,486
Foreign Currency Transactions	18,791	(454)
Net Change in Unrealized Appreciation (Depreciation)	51,276,765	598,032
Net Realized and Net Change in Unrealized Gain	56,312,430	616,876
Net Increase in Net Assets Resulting from Operations	$57,237,612	$640,480

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2024

STATEMENTS OF OPERATIONS (continued)

Ninety One Emerging Markets Equity Fund
Investment Income:
Dividends	$8,168,794
Less: Foreign Taxes Withheld	(931,193)
Total Investment Income	7,237,601

Expenses:
Investment Advisory Fees	2,270,834
Administration Fees - Note 4	292,123
Trustees' Fees	23,995
Chief Compliance Officer Fees	9,430
Distribution Fees - A Shares	127
Custodian Fees	188,743
Printing Fees	144,805
Transfer Agent Fees	95,983
Legal Fees	53,193
Audit Fees	52,112
Registration and Filing Fees	42,246
Other Expenses	67,188
Total Expenses	3,240,779

Less:
Investment Advisory Fees Waiver	(662,456)
Fees Paid Indirectly — Note 4	(7,819)
Net Expenses	2,570,504
Net Investment Income	4,667,097

Net Realized Gain (Loss) on:
Investments (Net of Foreign Capital Gains Tax on Appreciated Securities $(918,822))	815,611
Foreign Currency Transactions	(230,794)
Net Realized Gain	584,817

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	66,561,514
Foreign capital gains tax on appreciated securities	(2,176,574)
Foreign Currency Transactions	2,748
Net Change in Unrealized Appreciation (Depreciation)	64,387,688
Net Realized and Net Change in Unrealized Gain	64,972,505
Net Increase in Net Assets Resulting from Operations	$69,639,602

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE
GLOBAL FRANCHISE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2024	Year Ended October 31, 2023
Operations:
Net Investment Income	$925,182	$1,115,584
Net Realized Gain (Loss)	5,035,665	(2,672,255)
Net Change in Unrealized Appreciation	51,276,765	25,992,557
Net Increase in Net Assets Resulting From Operations	57,237,612	24,435,886
Distributions:
I Shares	(1,130,556)	(927,095)
A Shares	(6,505)	(1,393)
Total Distributions	(1,137,061)	(928,488)
Capital Share Transactions:
I Shares:
Issued	123,221,322	93,487,579
Reinvestment of Distributions	1,056,204	878,337
Redeemed	(123,115,605)	(71,513,387)
Increase from I Shares Capital Share Transactions	1,161,921	22,852,529
A Shares:
Issued	532,093	1,911,515
Reinvestment of Distributions	6,505	1,393
Redeemed	(817,172)	(1,686,182)
Increase (Decrease) from A Shares Capital Share Transactions	(278,574)	226,726
Net Increase in Net Assets From Capital Share Transactions	883,347	23,079,255
Total Increase in Net Assets	56,983,898	46,586,653

Net Assets:
Beginning of Year	300,698,793	254,112,140
End of Year	$357,682,691	$300,698,793
Shares Transactions:
I Shares:
Issued	7,356,645	6,415,576
Reinvestment of Distributions	64,521	63,464
Redeemed	(7,310,516)	(4,963,045)
Increase in Shares Outstanding from I Shares Transactions	110,650	1,515,995
A Shares:
Issued	31,935	126,134
Reinvestment of Distributions	399	101
Redeemed	(47,945)	(115,106)
Increase (Decrease) in Shares Outstanding from A Shares Transactions	(15,611)	11,129
Net Increase in Shares Outstanding From Share Transactions	95,039	1,527,124

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE
INTERNATIONAL FRANCHISE FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2024	Year Ended October 31, 2023
Operations:
Net Investment Income	$23,604	$9,236
Net Realized Gain (Loss)	18,844	(64,178)
Net Change in Unrealized Appreciation	598,032	292,144
Net Increase in Net Assets Resulting From Operations	640,480	237,202
Distributions:
I Shares	(11,669)	(7,354)
Total Distributions	(11,669)	(7,354)
Capital Share Transactions:
I Shares:
Issued	3,120,001	68,325
Reinvestment of Distributions	11,669	7,354
Redeemed	(45,728)	(523,166)
Increase (Decrease) from I Shares Capital Share Transactions	3,085,942	(447,487)
Net Increase (Decrease) in Net Assets From Capital Share Transactions	3,085,942	(447,487)
Total Increase (Decrease) in Net Assets	3,714,753	(217,639)
Net Assets:
Beginning of Year	1,185,782	1,403,421
End of Year	$4,900,535	$1,185,782
Shares Transactions:
I Shares:
Issued	327,453	7,632
Reinvestment of Distributions	1,209	906
Redeemed	(4,199)	(58,243)
Increase (Decrease) in Shares Outstanding from I Shares Transactions	324,463	(49,705)
Net Increase (Decrease) in Shares Outstanding From Share Transactions	324,463	(49,705)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE
EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2024	Year Ended October 31, 2023
Operations:
Net Investment Income	$4,667,097	$4,108,030
Net Realized Gain (Loss)	584,817	(19,622,848)
Net Change in Unrealized Appreciation	64,387,688	25,614,987
Net Increase in Net Assets Resulting From Operations	69,639,602	10,100,169
Distributions:
I Shares	(6,294,465)	(2,859,338)
A Shares	(4)	–
Total Distributions	(6,294,469)	(2,859,338)
Capital Share Transactions:
I Shares:
Issued	55,658,361	139,716,982
Reinvestment of Distributions	6,281,901	2,856,902
Redeemed	(51,218,475)	(22,715,601)
Increase from I Shares Capital Share Transactions	10,721,787	119,858,283
A Shares:
Issued	4,769,646	4,536,413
Reinvestment of Distributions	4	–
Redeemed	(4,837,476)	(4,511,366)
Increase (Decrease) from A Shares Capital Share Transactions	(67,826)	25,047
Net Increase in Net Assets From Capital Share Transactions	10,653,961	119,883,330
Total Increase in Net Assets	73,999,094	127,124,161

Net Assets:
Beginning of Year	256,068,390	128,944,229
End of Year	$330,067,484	$256,068,390
Shares Transactions:
I Shares:
Issued	5,541,015	15,360,383
Reinvestment of Distributions	655,056	318,141
Redeemed	(5,062,791)	(2,447,208)
Increase in Shares Outstanding from I Shares Transactions	1,133,280	13,231,316
A Shares:
Issued	468,383	488,375
Reinvestment of Distributions	1	–
Redeemed	(468,335)	(488,377)
Increase (Decrease) in Shares Outstanding from A Shares Transactions	49	(2)
Net Increase in Shares Outstanding From Share Transactions	1,133,329	13,231,314

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

	I Shares
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Net Asset Value, Beginning of Year	$14.54	$13.27	$16.59	$12.35	$11.67
Income from Investment Operations:
Net Investment Income*	0.04	0.06	0.05	0.03	0.07
Net Realized and Unrealized Gain (Loss)	2.69	1.26	(3.35)	4.26	0.72

Total from Investment Operations	2.73	1.32	(3.30)	4.29	0.79

Dividends and Distributions:
Net Investment Income	(0.05)	(0.05)	(0.02)	(0.05)	(0.07)
Capital Gains	—	—	—	—	(0.04)
Total Dividends and Distributions	(0.05)	(0.05)	(0.02)	(0.05)	(0.11)
Net Asset Value, End of Year	$17.22	$14.54	$13.27	$16.59	$12.35

Total Return†	18.82%	9.97%	(19.91)%	34.85%	6.77%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$352,343	$295,961	$249,939	$235,443	$96,258
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	0.97%	0.98%	0.99%	1.02%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.27%	0.39%	0.32%	0.17%	0.60%
Portfolio Turnover Rate	28%	8%	3%	5%	9%

*	Per share data calculated using average shares method.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

	A Shares
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Net Asset Value, Beginning of Year	$14.49	$13.21	$16.54	$12.31	$11.64
Income from Investment Operations:
Net Investment Income*	–	0.02	0.01	–	0.05
Net Realized and Unrealized Gain (Loss)	2.67	1.26	(3.34)	4.25	0.71

Total from Investment Operations	2.67	1.28	(3.33)	4.25	0.76

Dividends and Distributions:
Net Investment Income	(0.02)	—	—	(0.02)	(0.05)
Capital Gains	—	—	—	—	(0.04)
Total Dividends and Distributions	(0.02)	—	—	(0.02)	(0.09)
Net Asset Value, End of Year	$17.14	$14.49	$13.21	$16.54	$12.31

Total Return†	18.43%	9.73%	(20.13)%	34.58%	6.54%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$5,340	$4,738	$4,173	$6,448	$4,266
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.22%	1.23%	1.24%	1.28%	1.49%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.13%	0.06%	–%	0.38%
Portfolio Turnover Rate	28%	8%	3%	5%	9%

*	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

	I Shares
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Year or Period	$8.46	$7.39	$9.80	$10.00
Income from Investment Operations:
Net Investment Income (Loss)*	0.06	0.05	0.04	(0.01)
Net Realized and Unrealized Gain (Loss)	2.11	1.06	(2.45)	(0.19)

Total from Investment Operations	2.17	1.11	(2.41)	(0.20)

Dividends and Distributions:
Net Investment Income	(0.08)	(0.04)	—	—
Total Dividends and Distributions	(0.08)	(0.04)	—	—
Net Asset Value, End of Year or Period	$10.55	$8.46	$7.39	$9.80

Total Return†	25.78%	15.02%	(24.59)%	(2.00)%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$4,901	$1,186	$1,403	$1,809
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	5.94%	12.98%	11.88%	37.19	%††
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%	0.58%	0.52%	(0.54	)%††
Portfolio Turnover Rate	8%	8%	18%	0	%‡

(1)	Commenced operations on August 31, 2021.
*	Per share data calculated using average shares method.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

	I Shares
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Net Asset Value, Beginning of Year	$8.75	$8.05	$12.83	$10.99	$10.72
Income from Investment Operations:
Net Investment Income*	0.16	0.15	0.29	0.20	0.18
Net Realized and Unrealized Gain (Loss)	2.17	0.66	(4.11)	1.78	0.40

Total from Investment Operations	2.33	0.81	(3.82)	1.98	0.58

Dividends and Distributions:
Net Investment Income	(0.22)	(0.11)	(0.19)	(0.14)	(0.31)
Capital Gains	—	—	(0.77)	—	—
Total Dividends and Distributions	(0.22)	(0.11)	(0.96)	(0.14)	(0.31)
Net Asset Value, End of Year	$10.86	$8.75	$8.05	$12.83	$10.99

Total Return†	26.95%	10.00%	(32.04)%	18.00%	5.32%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$330,063	$256,066	$128,942	$106,391	$56,863
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.07%	1.09%	1.15%	1.29%	1.65%
Ratio of Net Investment Income to Average Net Assets	1.54%	1.67%	2.80%	1.52%	1.74%
Portfolio Turnover Rate	68%	48%	29%	111%	55%

*	Per share data calculated using average shares method.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

	A Shares
	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020
Net Asset Value, Beginning of Year	$8.82	$8.03	$12.80	$10.97	$10.70
Income from Investment Operations:
Net Investment Income (Loss)*	0.28	(0.02)	0.09	0.13	0.16
Net Realized and Unrealized Gain (Loss)	2.08	0.81	(3.93)	1.81	0.39

Total from Investment Operations	2.36	0.79	(3.84)	1.94	0.55

Dividends and Distributions:
Net Investment Income	(0.01)	—	(0.16)	(0.11)	(0.28)
Capital Gains	—	—	(0.77)	—	—
Total Dividends and Distributions	(0.01)	—	(0.93)	(0.11)	(0.28)
Net Asset Value, End of Year	$11.17	$8.82	$8.03	$12.80	$10.97

Total Return†	26.80%	9.84%	(32.22)%	17.70%	5.09%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$4	$3	$3	$17	$14
Ratio of Expenses to Average Net Assets	1.10%	1.09%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.32%	1.75%	1.42%	1.52%	1.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.68%	(0.24)%	0.80%	0.99%	1.54%
Portfolio Turnover Rate	68%	48%	29%	111%	55%

*	Per share calculations were performed using average shares for the period.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 50 funds. The financial statements herein are those of the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund and the Ninety One Emerging Markets Equity Fund (individually, the “Fund” or collectively, the “Funds”). The investment objective of each of the Ninety One Global Franchise Fund, the Ninety One Emerging Markets Equity Fund, and the Ninety One International Franchise Fund is to seek long-term capital growth. The Funds are classified as non-diversified investment companies. Ninety One North America, Inc. serves as the Funds’ investment adviser (the “Adviser”). The Ninety One Global Franchise Fund commenced operations on December 11, 2017, and currently offers Class I Shares (effective as of December 11, 2017) and Class A Shares (effective as of September 28, 2018). The Ninety One International Franchise Fund commenced operations on August 31, 2021, and currently offers Class I Shares. The Ninety One Emerging Markets Equity Fund commenced operations on November 28, 2018, and currently offers Class I Shares and Class A Shares.

The financial statements of the Funds of the Trust are presented separately. The assets of each of the Funds are segregated, and a shareholder’s interest is limited to the Funds in which shares are held.

2.	Significant Accounting Policies:

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Funds. The Funds are investment companies and therefore applies the accounting and reporting guidance issued by the U.S. Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the financial statements.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the "Fair Value Procedures") established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Funds calculate net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds become aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate its net asset value, it may request that a Committee meeting be called.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

The Funds use Intercontinental Exchange Data Pricing & Reference Data, LLC. (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Funds Services (the “Administrator”) and can request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any significant interest or penalties.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country’s tax rules and rates. The Funds or its agent file withholding tax reclaims in certain jurisdictions to recover certain amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. Professional fees paid to those that provide assistance in receiving the tax reclaims, which generally are contingent upon successful receipt of reclaimed amounts, are recorded in Professional Fees on the Statement of Operations once the amounts are due. The professional fees related to pursuing these tax reclaims are not subject to the Adviser’s expense limitation agreement.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividends if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and net change in unrealized gain and loss on investments on the Statement of Operations. Net realized and net change in unrealized gain and loss on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/ or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2024, the Funds incurred $331,096, $125,256 and $292,123 for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund and the Ninety One Emerging Markets Equity Fund, respectively, for these services.

The Trust has adopted a Distribution Plan with respect to A Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the A Shares as compensation for distribution and shareholder services. For the year ended October 31, 2024, the Funds incurred $13,647, $– and $127 for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund and the Ninety One Emerging Markets Equity Fund, respectively, for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

SS&C Global Investor & Distribution Solutions, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the year ended October 31, 2024, the Funds earned cash management credits of $11,322, $1,342 and $7,819 for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund and the Ninety One Emerging Markets Equity Fund, respectively, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate. The advisory fees for each Fund are as follows:

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

Advisory Fee
Ninety One Global Franchise Fund	0.75%
Ninety One International Franchise Fund	0.75%
Ninety One Emerging Markets Equity Fund	0.75%

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses, taxes, acquired fund fee expenses and non-routine expenses) from exceeding certain contractual expense limitations of the average daily net assets of the Funds’ I Shares and A Shares until February 28, 2025 (the “Expense Limitation”). Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Ninety One Global Franchise Fund	0.85%
Ninety One International Franchise Fund	0.85%
Ninety One Emerging Markets Equity Fund	0.85%

Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2024. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2025. During the year ended October 31, 2024, there has been no recoupment of previously waived and reimbursed fees. As of October 31, 2024, the fees which were previously waived by the Adviser which may be subject to possible future recapture, are as follows:

	Expiring 2025	Expiring 2026	Expiring 2027	Total
Ninety One Global Franchise Fund	$371,159	$390,301	$398,047	$1,159,507
Ninety One International Franchise Fund	174,145	191,683	211,877	577,705
Ninety One Emerging Markets Equity Fund	386,556	589,896	662,456	1,638,908

6.	Investment Transactions:

For the year ended October 31, 2024, the Ninety One Global Franchise Fund made purchases of $96,341,685 and sales of $95,199,360 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

For the year ended October 31, 2024, the Ninety One International Franchise Fund made purchases of $3,320,961 and sales of $292,845 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the year ended October 31, 2024, the Ninety One Emerging Markets Equity Fund made purchases of $206,686,423 and sales of $200,673,692 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translations, capital gains tax, nondeductible excise tax and investments in PFICs.

The permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings (Accumulated Losses) as of October 31, 2024 are primarily attributable to nondeductible excise tax and have been reclassified to/(from) the following accounts for year ended October 31, 2024.

	Distributable Earnings	Paid-in-Capital
Ninety One Emerging Markets Equity Fund	$1,432	$(1,432)

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Ninety One Global Franchise Fund
2024	$1,137,061	$—	$1,137,061
2023	928,488	—	928,488
Ninety One International Franchise Fund
2024	11,669	—	11,669
2023	7,354	—	7,354

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

	Ordinary Income	Long-Term Capital Gain	Total
Ninety One Emerging Markets Equity Fund
2024	$6,294,469	$—	$6,294,469
2023	2,859,338	—	2,859,338

As of October 31, 2024, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Ninety One Global Franchise Fund

Undistributed Ordinary Income	$643,810
Capital Loss Carryforwards	(1,641,376)
Unrealized Appreciation	73,910,713
Other Temporary Differences	(1)
Total Distributable Earnings	$72,913,146

Ninety One International Franchise Fund

Undistributed Ordinary Income	$24,098
Capital Loss Carryforwards	(84,519)
Unrealized Appreciation	496,454
Other Temporary Differences	2
Total Distributable Earnings	$436,035

Ninety One Emerging Markets Equity Fund

Undistributed Ordinary Income	$4,710,325
Capital Loss Carryforwards	(33,665,660)
Unrealized Appreciation	52,124,374
Other Temporary Differences	(4)
Total Distributable Earnings	$23,169,035

During the year ended October 31, 2024, Ninety One Global Franchise Fund and Ninety One International Franchise Fund utilized $5,787,192 and $18,205, respectively, of prior year capital loss carryforwards to offset capital gains.

Capital loss carryforward rules allow for Registered Investment Companies to carryforward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Ninety One Global Franchise Fund	$1,641,376	$-	$1,641,376
Ninety One International Franchise Fund	41,766	42,753	84,519
Ninety One Emerging Markets Equity Fund	22,016,874	11,648,786	33,665,660

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales and investments in PFICs.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2024, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Ninety One Global Franchise Fund
	$268,661,164	$83,084,805	$(9,174,092)	$73,910,713
Ninety One International Franchise Fund
	4,292,858	755,752	(259,298)	496,454
Ninety One Emerging Markets Equity Fund
	272,769,230	69,026,197	(14,436,901)	54,589,296	*

*	The difference in unrealized appreciation is attributable to foreign capital gains tax payable.

8.	Concentration of Risks:

As with all management investment companies, a shareholder of the Funds is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability of a Fund to meet that Fund’s investment objective.

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. Each Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Accordingly, each Fund will be more susceptible to negative events affecting a small number of holdings than a diversified fund.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

Depositary Receipts Risk (All Funds) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of Depositary Receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of Depositary Receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a Depositary Receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security. The values of Depositary Receipts may decline for a number of reasons relating to the issuers or sponsors of the Depositary Receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of Depositary Receipts may differ from the prices of securities upon which they are based. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Equity Risk (All Funds) – Equity securities include common and preferred stocks, shares of Depositary Receipts, as well as shares of ETFs that have economic characteristics similar to equity securities. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

ETFs Risk (Emerging Markets Equity Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF's holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Foreign Currency Risk (All Funds) – Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect a Fund’s performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country.

Foreign Securities/Emerging Markets Risk (All Funds) – Investments in securities of foreign companies (including direct investments as well as investments through Depositary Receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

Risk of Investing in China (All Funds) – The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which a Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which a Fund invests. A Fund may invest in shares of Chinese companies traded on stock markets in China or Hong Kong. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the China stock markets and there may be little to no correlation between the performance of the Hong Kong stock market and the China stock markets.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order (the “November 2020 Executive Order”) prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies” or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. In addition, on August 9, 2023, the President of the United States signed an executive order (the “August 2023 Executive Order” and, together with the November 2020 Executive Order, the “Executive Orders”) directing the U.S. Department of the Treasury (the “Treasury”) to promulgate regulations requiring notification of, or restricting, investments in China in certain categories of national security technologies. Concurrent with the August 2023 Executive Order, the Treasury issued an Advance Notice of Proposed Rulemaking which contemplates the possibility that the regulations adopted would not apply to investments made by collectively offered funds such as the Funds. These regulations have not yet been proposed or adopted by the Treasury and their scope and impact therefore are unclear, but if they were adopted in a way that applies to a Fund, the regulations could adversely affect the Fund’s ability to make certain outbound investments. The universe of securities affected by these and other restrictions can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser otherwise believes is attractive, a Fund may incur losses. Certain securities that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to a Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Stock Connect Investing Risk (Emerging Markets Equity Fund and International Franchise Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to a Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, a Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for a Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when a Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

Fund purchases of China A Shares through Stock Connect involve ownership rights that are exercised differently than those involved in U.S. securities markets. When a Fund buys a Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock through Stock Connect, the Fund is purchasing a security registered under the name of the Hong Kong Securities Clearing Company Limited (“HKSCC”) that acts as a nominee holder for the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock. A Fund as the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock can exercise its rights through its nominee HKSCC. However, due to the indirect nature of holding its ownership interest through a nominee holder, a Fund might encounter difficulty in exercising or timely exercising its rights as the beneficial owner when trading through HKSCC under Stock Connect, and such difficulty may expose a Fund to risk of loss.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

9.	Concentration of Shareholders:

At October 31, 2024, 86% of I Shares outstanding were held by four record shareholders and 79% of A Shares outstanding were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Global Franchise Fund.

At October 31, 2024, 94% of I Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One International Franchise Fund.

At October 31, 2024, 55% of I Shares outstanding were held by one record shareholder and 92% of A Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Emerging Markets Equity Fund.

These shareholders were comprised of omnibus accounts that were held on behalf of multiple underlying shareholders.

10.	Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.	New Accounting Pronouncement:

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update No. 2023-07 (“ASU 2023-07”), Segment Reporting (“Topic 280”). ASU 2023-07 clarifies the guidance in Topic 280, which requires public entities to provide disclosures of significant segment expenses and other segment items. The guidance requires public entities to provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that are currently required annually and also applies to public entities with a single reportable segment. Entities are permitted to disclose more than one measure of a segment’s profit or loss if such measures are used by the Chief Operating Decision Maker to allocate resources and assess performance, as long as at least one of those measures is determined in a way that is most consistent with the measurement principles used to measure the corresponding amounts in the consolidated financial statements. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. Management is currently evaluating the implications, if any, of the additional requirements and their impact on a Fund’s financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2024

12.	Subsequent Events:

The Board of Trustees of the Trust previously approved an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) pursuant to which the Ninety One Emerging Markets Equity Fund, the Ninety One Global Franchise Fund, and the Ninety One International Franchise Fund (together, the “Target Funds”), each a series of the Trust, would be reorganized, respectively, into the American Beacon Ninety One Emerging Markets Equity Fund, the American Beacon Ninety One Global Franchise Fund, and the American Beacon Ninety One International Franchise Fund, each a series of American Beacon Funds, subject to approval by the Target Funds’ shareholders (each said transaction, a “Reorganization”). Each Target Fund’s shareholders approved its respective Reorganization at a special shareholder meeting held on November 13, 2024. The Reorganization of the Ninety One Global Franchise Fund and Ninety One International Franchise Fund occurred on November 15, 2024, and the Reorganization of the Ninety One Emerging Markets Equity Fund is expected to occur on or about February 21, 2025.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
OCTOBER 31, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund III and the Shareholders of the Ninety One Global Franchise Fund, Ninety One International Franchise Fund and Ninety One Emerging Markets Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Ninety One Global Franchise Fund, Ninety One International Franchise Fund and Ninety One Emerging Markets Equity Fund (collectively referred to as the “Funds”) (three of the funds constituting The Advisors’ Inner Circle Fund III (the “Trust”)), including the schedules of investments, as of October 31, 2024, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting The Advisors’ Inner Circle Fund III) at October 31, 2024, and the results of their operations, changes in their net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors' Inner Circle Fund III	Statements of operations	Statements of changes in net assets	Financial highlights
Ninety One Global Franchise Fund	For the year ended October 31, 2024	For each of the two years in the period ended October 31, 2024	For each of the five years in the period ended October 31, 2024
Ninety One International Franchise Fund	For the year ended October 31, 2024	For each of the two years in the period ended October 31, 2024	For each of the three years in the period ended October 31, 2024 and the period from August 31, 2021 (commencement of operations) through October 31, 2021
Ninety One Emerging Markets Equity Fund	For the year ended October 31, 2024	For each of the two years in the period ended October 31, 2024	For each of the five years in the period ended October 31, 2024

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
OCTOBER 31, 2024

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Ninety One North America, Inc. investment companies since 2017.

Philadelphia, Pennsylvania
December 27, 2024

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
OCTOBER 31, 2024

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2024, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2024, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2024, the Funds are designating the following items with regard to distributions paid during the period.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends received Deduction (1)	Qualifying Dividend Income (2)
Ninety One Global Franchise Fund	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%
Ninety One International Franchise Fund	0.00%	0.00%	100.00%	100.00%	35.54%	100.00%
Ninety One Emerging Markets Equity Fund	0.00%	0.00%	100.00%	100.00%	0.63%	65.40%
Ninety One Global Environment Fund	92.73%	0.00%	7.27%	100.00%	61.09%	100.00%

	Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)	Foreign Tax Credit
Ninety One Global Franchise Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Ninety One International Franchise Fund	0.00%	0.00%	0.00%	0.00%	27.87% (7)
Ninety One Emerging Markets Equity Fund	0.00%	0.00%	0.00%	0.00%	22.13% (8)
Ninety One Global Environment Fund (9)	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
OCTOBER 31, 2024

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary income that qualified for 20% Business Income Deduction.

(7)	The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2024, the total amount of foreign source income was $25,294. The total amount of foreign tax credit to be paid is $4,508. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

(8)	The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2024, the total amount of foreign source income was $5,985,117. The total amount of foreign tax credit to be paid is $1,788,748. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

(9)	The Fund liquidated on October 23, 2024.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
OCTOBER 31, 2024
(Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (FORM N-CSR ITEM 11)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on June 17–18, 2024 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
OCTOBER 31, 2024
(Unaudited)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
OCTOBER 31, 2024
(Unaudited)

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS
OCTOBER 31, 2024
(Unaudited)

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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Ninety One Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-844-IAM-USA1

Investment Adviser:

Ninety One North America, Inc.

65 E 55th Street, 30th floor

New York, NY 10022

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

INV-AR-001-0700

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with accountants on accounting and financial disclosure during the period covered by the report.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

No remuneration was paid by the company during the period covered by the report to any Officers of the Trust, other than as disclosed as part of the financial statements included above in Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The disclosure regarding the Approval of Advisory Agreement, if applicable, is included as part of the financial statements included above in Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4) Not applicable.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: January 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: January 6, 2025

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer
Date: January 6, 2025